Current Report on Form 8-K

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  February 11, 1998

                           INAMED CORPORATION

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               (Exact name of registrant as specified in its charter)

               FLORIDA                  1-9741              59-0920629

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          (State or other jurisdiction  (Commission         (IRS Employer
                of incorporation)       File Number)     Identification No.)

              3800 Howard Hughes Parkway, Suite 900 Las Vegas, Nevada  89109
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                       Address of principal executive offices


          Registrant's telephone number, including area code:  702/791-3388

                                         N/A

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                                        -----
   (Former name or former address, if changed since last report.)

Item 5.   OTHER EVENTS.


               On February 11, 1998, INAMED Corporation (the "Issuer") issued a news release, disclosing that Richard G. Babbitt has been named Chairman of the Board.

               For additional information concerning the new appointment, reference is made to the news release, which is attached hereto as an exhibit.

          Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                    (c)  EXHIBITS

                    99.1 News Release of INAMED Corporation dated February
          11,                 1998.


                                       Page 2


                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INAMED CORPORATION


    Dated:  February 23, 1998         By: /s/ Richard G. Babbitt

                                   Name:  Richard G. Babbitt
                                  Title:  Chairman and Chief Executive Officer


                                                         Page 3

                                                     EXHIBIT INDEX


        99.1 News Release of INAMED Corporation dated February 11, 1998


                                       Page 4

                                                             Exhibit 99.1

          INAMED "Innovation and Medicine"        INAMED CORPORATION
                                                  3800 Howard Hughes Parkway
                                                  Suite 900 Las Vegas, NV 89109
                                                  (702) 791-3388
                                                  Fax: (702) 791-1922

          NEWS RELEASE
          FOR IMMEDIATE RELEASE

          Company Contact:         Richard G. Babbitt (702) 791-3388


                             INAMED CORPORATION ANNOUNCES NEW CHAIRMAN OF
                                                THE BOARD

          LAS VEGAS, NEVADA - February 11, 1998 - INAMED Corporation (OTC Bulletin Board: IMDC), a global surgical and medical device company, announced today that Richard G. Babbitt has been elected Chairman of the Company's Board of Directors.

          In connection with this announcement, Donald K. McGhan has resigned as Chairman of the Board and also as a director, positions he has held since 1985. Mr. McGhan will continue to provide the benefit of his knowledge, ideas and experience to the Company in the non-director capacity of Chairman Emeritus.

          Mr. Babbitt recently joined the Company as President and Chief Executive Officer, and will continue in those positions in addition to his new position as Chairman.

          In making the announcement, outgoing Chairman Donald McGhan stated "I am pleased that Richard has been able so quickly to gain the confidence of the Board to be elected and accept the position of Chairman. I am confident that Richard will lead the Company to the conclusion of the breast implant litigation and diversification of the Company's product lines."

          In accepting the position, incoming Chairman Richard Babbitt stated "This is a great opportunity, and I look forward to being an integral part of INAMED's future."

          INAMED Corporation has 26 operating subsidiaries in the United States, Europe, Mexico, Latin America and Asia. The subsidiaries are engaged in the development, manufacturing and marketing of medical devices for the plastic and reconstructive, bariatric and general surgery markets. INAMED is headquartered in Las Vegas, Nevada.


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